PROVISION FOR SEC SETTLEMENT	12 Months Ended
Dec. 31, 2022
PROVISION FOR SEC SETTLEMENT.
PROVISION FOR SEC SETTLEMENT

19.  PROVISION FOR SEC SETTLEMENT

On December 16, 2020, the SEC announced its settlement with the Company (“SEC Settlement”) regarding the Fabricated Transactions. Under the terms of the settlement, the Group, without admitting or denying the allegations of the SEC, consented to the entry of an order (i) requiring it to pay a civil money penalty in the amount of US$180 million to the SEC, which shall be offset by any cash payments made by the Group to its security holders pursuant to any schemes of arrangement approved by the Cayman Court in the proceeding for the provisional liquidation and restructuring, provided that such payments are made within 18 months subject to extensions granted by the SEC up to 24 months and the final distribution plan is not reasonably objectionable to the SEC staff, and (ii) permanently enjoining it from violations of certain federal securities laws, including Section 10(b) of the Securities Exchange Act of 1934. On February 4, 2021, the United States District Court for the Southern District of New York issued a judgment (the “Judgement”) approving the SEC Settlement.

On March 16, 2021, the Company announced that it entered into a restructuring support agreement with holders of a majority of the Notes. However, the Company was unable to predict with certainty the total amount of cash that would be paid to security holders according to the Cayman Court proceeding within the timeframe stipulated in the SEC Settlement and whether any ultimately approved distribution plan would be subject to any successful reasonable objections by the SEC Staff as contemplated by the SEC Settlement. Consequently, as of December 31, 2020, the full amount of the SEC penalty in the amount of US$180 million (RMB1,174.5 million) was recorded as non-current liability.

On December 17, 2021, the Scheme in relation to the Restructuring of the Notes became effective, pursuant to which the Company’s best estimate was that the final total cash payment to the bond holders would well exceed US$180 million. Also, during December 2021, the Company had informal communications with SEC on predicted distribution plan and the proposed proof of cash payment to Scheme creditors. The SEC did not state any objection and agreed to the method of payment confirmation proposed by the Company. Therefore, based on all available conditions as of December 31, 2021, it was very probable that the SEC staff would be satisfied that the cash payment to the bond holders to be made in January 2022, estimated at the time to exceed US $180 million, would fully offset the SEC civil penalty as stated in the Judgement. Accordingly, the Company fully reversed the provision for the SEC Settlement during the year ended December 31, 2021 and no outstanding balance of penalty was existed as of December 31, 2021.

On February 3, 2022, the Company received a Notice of Satisfaction of Penalty Provision of the Final Judgment (the “Satisfaction Notice”) on SEC Penalty of US $ 180 million from SEC who acknowledged the Company that the final distribution plan was not objectionable to the SEC, and proof of cash payments of at least US $180 million made by the Company and distributed to its security holders has been provided to the Commission. Accordingly, the Company has satisfied the penalty provisions of the Final Judgment and no outstanding balance of penalty shall be paid to SEC as of December 31, 2022.

For the years ended December 31, 2020, 2021 and 2022, provision for SEC settlement of RMB1,177.1 million, negative RMB1,146.5 million and nil were charge in the Group’s consolidated statements of comprehensive income/(loss), respectively.